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                                                                   EXHIBIT 10.60
                              AMENDMENT NO. 2003-1

                                     TO THE

             BENCHMARK CORPORATION OF DELAWARE EQUITY INCENTIVE PLAN


     WHEREAS, Radnor Holdings Corporation (the "Corporation") maintains the Benchmark Corporation of Delaware Equity Incentive Plan (the "Plan") on behalf of certain of its eligible employees; and

     WHEREAS, the Corporation has the reserved authority to amend the Plan; and

     WHEREAS, the Corporation desires to amend the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Section 6(c) of the Plan is amended by adding the following sentence to the end thereof:

     Notwithstanding the foregoing or any other provision of this Plan to the contrary, the Committee may, in its sole discretion, extend the term of any option up to an additional three (3) years from the date the Option was set to expire.

     IN WITNESS WHEREOF, this Amendment No. 2003-1 has been executed as of this 29th day of October, 2003.

ATTEST:                                 RADNOR HOLDINGS CORPORATION


/s/ Caroline J. Williamson              By: /s/ John P. McKelvey
--------------------------                 -------------------------------------
                                        Title: Sr. V.P. Human Resources and
                                              ----------------------------------
                                               Administration
                                              ----------------------------------


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